UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2013

Rhino Resource Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-34892	27-2377517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

424 Lewis Hargett Circle, Suite 250
Lexington, Kentucky 40503
(Address of principal executive office) (Zip Code)

(859) 389-6500
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01           Changes in Registrant’s Certifying Accountant.

(a)   On March 26, 2013, the Board of Directors of Rhino GP LLC (the “Board”), the general partner of Rhino Resource Partners LP (“Rhino” or the “Partnership”), approved the recommendation of the Audit Committee of the Board (the “Audit Committee”) for the replacement of Deloitte & Touche LLP (“Deloitte”) as the Partnership’s independent registered public accounting firm.  On March 27, 2013 (the “Replacement Date”), the Audit Committee notified Deloitte of its replacement effective immediately.

Deloitte’s reports on Rhino’s consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  During the two most recent fiscal years ended December 31, 2012 and 2011 and in the subsequent interim period through the Replacement Date,  there were (i) no disagreements between Rhino and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Partnership provided Deloitte with a copy of this Current Report on Form 8-K, and requested that Deloitte furnish Rhino with a letter addressed to the U.S. Securities and Exchange Commission stating whether Deloitte agrees with the disclosure contained in this Current Report on Form 8-K, or, if not, stating the respects in which it does not agree.  The Partnership has received the requested letter from Deloitte and a copy of Deloitte’s letter has been filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)   Also, on March 26, 2013, the Board approved the recommendation of the Audit Committee for the engagement of Ernst & Young LLP (“Ernst & Young”) as the Partnership’s independent registered public accounting firm.  Ernst & Young was formally engaged on March 27, 2013.

During Rhino’s two most recent fiscal years ended December 31, 2012 and 2011 and the subsequent interim period through the Replacement Date, neither Rhino nor anyone on its behalf has consulted with Ernst & Young regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Rhino’s financial statements, and neither a written report nor oral advice was provided to the Partnership that Ernst & Young concluded was an important factor considered by Rhino in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01           Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter of Deloitte & Touche LLP, dated March 29, 2013, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RHINO RESOURCE PARTNERS LP

By: Rhino GP LLC, Its General Partner

Dated: March 29, 2013	By:	/s/ Whitney C. Kegley
	Name:	Whitney C. Kegley
	Title:	Vice President, Secretary and General Counsel

EXHIBIT INDEX

16.1	Letter of Deloitte & Touche LLP, dated March 29, 2013, regarding change in independent registered public accounting firm.